DundeeWealth Funds

Dynamic Contrarian Advantage Fund

(the “Fund”)

Class I Shares

Class II Shares

Institutional Shares

Supplement Dated April 17, 2013

To the Prospectus for the Fund dated February 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective April 9, 2013, Izet Elmazi, CA, CFA is no longer a portfolio manager for the Fund. As a result of this change, the information for Mr. Elmazi under “Portfolio Manager” on page 19 and “Investment Teams” on pages 33-34 of the Prospectus should be deleted.

Please keep this Supplement with your records.

STATEMENT OF ADDITIONAL INFORMATION

Dynamic Energy Income Fund
Ticker: Class I - DWEIX
Class II - DWEJX
Institutional - DWEKX

Dynamic Global Growth Fund
Ticker: Class I – DWGGX
Class II
Institutional

Dynamic World Growth Fund
(Formerly, Dynamic Growth Navigator Fund)
Ticker: Class I - DWGNX
Class II
Institutional

Dynamic Canadian Equity Income Fund
Ticker: Class I - DWGIX
Class II – DWGJX
Institutional – DWGKX

Dynamic Contrarian Advantage Fund
Ticker: Class I - DWGVX
Class II – DWGWX
Institutional

Dynamic Gold & Precious Metals Fund
Ticker: Class I - DWGOX
Class II – DWGPX
Institutional – DWGQX

Dynamic u.s. Growth fund
Ticker: Class I - DWUGX
Class II – DWUHX
Institutional - DWUIX

Each a series of DUNDEEWEALTH FUNDS

February 1, 2013
(as revised April 17, 2013)

Investment Adviser:
DUNDEEWEALTH US, LP (the “Adviser”)

Sub-Adviser:
GCIC US LTD. (the “Sub-Adviser”)

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI is intended to provide additional information regarding the activities and operations of the DundeeWealth Funds (the “Trust”), the Dynamic Energy Income Fund (the “Energy Income Fund”), Dynamic Global Growth Fund (the “Global Growth Fund”), Dynamic World Growth Fund (the “World Growth Fund”), Dynamic Canadian Equity Income Fund (the “Canadian Equity Income Fund”), Dynamic Contrarian Advantage Fund (the “Contrarian Advantage Fund”),  Dynamic Gold & Precious Metals Fund (the “Gold & Precious Metals Fund”) and Dynamic U.S. Growth Fund (the “U.S. Growth Fund”) (each, a “Fund” and, collectively, the “Funds”).  This SAI should be read in conjunction with the Funds’ prospectus dated February 1, 2013, Annual Report dated September 30, 2012 and Semi-Annual Report dated March 31, 2012.  A copy of the prospectus, Annual Report and Semi-Annual Report may be obtained by calling 1-888-572-0968 or on the Trust’s website at www.dundeewealthus.com. The financial statements and the notes contained in the Annual Report and Semi-Annual Report are incorporated by reference into this SAI.  No other part of the Annual Report or Semi-Annual Report is incorporated by reference herein. Terms that are defined in the prospectus shall have the same meanings in this SAI.

THE TRUST

General. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust (the “Declaration of Trust”) dated June 2, 2006, as amended and restated September 14, 2010 and as may be further amended from time to time.  The Declaration of Trust permits the Trust to offer separate series (“funds”) of units of beneficial interest (“shares”) and separate classes of shares within each fund.  The Trust reserves the right to create and issue shares of additional funds.  Each fund, including each of the Funds, is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The Trust pays, without limitation, its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses.  Expenses attributable to a specific fund and/or share class shall be payable solely out of the assets of that fund and/or share class.  Expenses not attributable to a specific fund and/or share class are allocated across all of the funds on the basis of relative net assets.  This SAI relates only to the Funds and not to any other funds of the Trust.

Voting Rights.  Each share held entitles the shareholder of record to one vote.  Each Fund will vote separately on matters relating solely to it.  As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders.  Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.  Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval.  While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust.  In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds’ respective investment objectives and principal investment strategies are described in the prospectus.  The following information supplements, and should be read in conjunction with, the prospectus.  For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Dynamic Energy Income Fund.  The Fund seeks high income generation and long-term growth of capital.  This goal is not fundamental and may be changed by the Fund upon 60 days’ prior notice to shareholders.  There can be no assurance that the Fund will be able to achieve its investment objective.  The Fund is classified as a “non-diversified” investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of U.S., Canadian and other foreign energy and utility companies as described in the prospectus.  Consistent with Rule 35d-1, the Fund has adopted a “non-fundamental” policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in equity securities of energy and utility companies.  This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objectives.

Dynamic Global Growth Fund.  The Fund seeks long-term capital appreciation.  This goal is not fundamental and may be changed by the Fund upon 60 days’ prior notice to shareholders.  There can be no assurance that the Fund will be able to achieve its investment objective.  The Fund is classified as a “non-diversified” investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of U.S. and foreign companies chosen according to a growth oriented investment approach as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objectives.

Dynamic World Growth Fund.  The Fund seeks long-term capital appreciation.  This goal is not fundamental and may be changed by the Fund upon 60 days’ prior notice to shareholders.  There can be no assurance that the Fund will be able to achieve its investment objective.  The Fund is classified as a “diversified” investment company under the 1940 Act.  Effective September 30, 2011, the Fund changed its name from “Dynamic Growth Navigator Fund” to “Dynamic World Growth Fund.”

As its principal investment strategy, the Fund invests primarily in equity securities of businesses located in the U.S. and around the world chosen according to a growth investment approach, as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objectives.

Dynamic Canadian Equity Income Fund.  The Fund seeks high income and long-term capital appreciation.  This goal is not fundamental and may be changed by the Fund upon 60 days’ prior notice to shareholders.  There can be no assurance that the Fund will be able to achieve its investment objective.  The Fund is classified as a “diversified” investment company under the 1940 Act.  Effective September 30, 2011, the Fund changed its investment objective and principal investment strategies and changed its name from “Dynamic Infrastructure Fund” to “Dynamic Canadian Equity Income Fund.”

As its principal investment strategy, the Fund invests primarily in dividend or distribution paying Canadian equity securities and real estate investment trusts (“REITs”), as well as in other types of Canadian equity securities, including limited partnerships and master limited partnerships (“MLPs”).  Consistent with Rule 35d-1 the Fund has adopted a “non-fundamental” policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in the equity securities of companies located in Canada.  For the purposes of this policy, the Fund defines companies that are located in Canada as companies that are incorporated or organized in Canada. This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objectives.

Dynamic Contrarian Advantage Fund.  The Fund seeks long-term capital appreciation.  This goal is not fundamental and may be changed by the Fund upon 60 days’ prior notice to shareholders.  There can be no assurance that the Fund will be able to achieve its investment objective.  The Fund is classified as a “non-diversified” investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of U.S., Canadian and other foreign companies chosen using a value oriented investment approach as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objectives.

Dynamic Gold & Precious Metals Fund.  The Fund seeks long-term capital appreciation.  This goal is not fundamental and may be changed by the Fund upon 60 days’ prior notice to shareholders.  There can be no assurance that the Fund will be able to achieve its investment objective.  The Fund is classified as a “non-diversified” investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of U.S., Canadian and other foreign companies which are engaged primarily in precious metals activities as described in the prospectus.  Consistent with Rule 35d-1 the Fund has adopted a “non-fundamental” policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of companies which are engaged primarily in activities related to gold and various precious metals, including exploration, mining, development, fabrication, processing or distribution, in instruments that derive their value from the value of precious metals and in gold, silver, platinum and palladium in the form of bullion, coins and storage receipts.  This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objectives.

Dynamic U.S. Growth Fund.  The Fund seeks long-term capital appreciation.  This goal is not fundamental and may be changed by the Fund upon 60 days’ prior notice to shareholders.  There can be no assurance that the Fund will be able to achieve its investment objective.  The Fund is classified as a “non-diversified” investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of U.S. companies as described in the prospectus.  Consistent with Rule 35d-1 the Fund has adopted a “non-fundamental” policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in equity securities of U.S. companies chosen according to a growth oriented investment approach.  This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objectives.

Portfolio Turnover Rate.  Portfolio turnover rate is defined under Securities and Exchange Commission (the “SEC”) regulations as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year.  The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the 2012 fiscal year, the portfolio turnover for the Dynamic Canadian Equity Income Fund and Dynamic Contrarian Advantage Fund was lower in comparison to the 2011 fiscal year. At the end of the 2011 fiscal year, the name, investment objective, investment strategy and fundamental investment limitations of the Dynamic Canadian Equity Income Fund were changed which necessitated a number of portfolio transactions to bring the Fund's portfolio holdings in line with its new mandate. During the 2011 fiscal year, the Dynamic Contrarian Advantage Fund substantially increased its cash position and utilized derivatives to hedge the Fund's market exposure during a period of uncertainty and heightened volatility in an effort to mitigate risk and protect shareholder capital. These investment activities contributed to the higher portfolio turnover for the Dynamic Contrarian Advantage Fund in the 2011 fiscal year.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the “Additional Information About Investment Objectives and Policies” section and the associated risk factors.  Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with that Fund’s investment objective and permitted by the Fund’s stated investment policies.  Unless otherwise noted, the following investments are non-principal investments of the Funds.

American, European and Global Depositary Receipts.  American Depository Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities. As part of their principal investment strategies, the Funds invest in equity securities, primarily in the form of common stocks.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock and investments in income trust and MLP units.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of that Fund to fluctuate. The Funds purchase equity securities traded on registered exchanges or the over-the-counter market.  Equity securities are described in more detail below:

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Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

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Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

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Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks.  Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

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Income Trusts and Master Limited Partnerships - Despite the potential for attractive regular payments, income trust and MLP units are equity investments, not fixed income securities, and they share many of the risks inherent in stock ownership. In addition, income trusts and MLPs may lack diversification, as income trusts are primarily invested in oil and gas, pipelines, and other infrastructure and MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  Additionally, potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business.  Income trusts and MLPs do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, distributions can be reduced or even eliminated.

Income trusts and MLPs are structured to avoid taxes at the entity level.  In a traditional corporate tax structure, net income is taxed at the corporate level and again as dividends in the hands of the investor.  Income trusts and MLPs generally pay no Canadian or U.S. tax on earnings distributed directly to the security holders (but see reference below to potential future tax) and, if properly structured, should not be subject to U.S. Federal income tax.  This flow-through structure means that the distributions to income trust and MLP investors are generally higher than dividends from an equivalent corporate entity.

Certain rules in the Income Tax Act (Canada) (the “Tax Act”) affect the taxation of specified investment flow-through entities (“SIFTs”), such as publicly traded income trusts and limited partnerships (other than certain real estate investment trusts), and investors in those entities.  Income attributable to a SIFT’s “non-portfolio earnings” is taxed in a manner similar to income earned by a corporation, and distributions made by these entities to investors are taxed in a manner similar to dividends from taxable Canadian corporations and are deemed to be “eligible dividends” for the purposes of the enhanced dividend tax credit if paid or allocated to a resident of Canada.  Non-portfolio earnings are, generally, income (other than certain dividends) from, or capital gains realized on, “non-portfolio properties”.  If a Fund, or an underlying fund in which a Fund invests, holds interests in a SIFT trust or SIFT partnership that is subject to this tax, the amount available for distribution to the Fund may be reduced. No assurance may be given that further review of the tax treatment of investment trusts and other flow-through entities will not be undertaken or that Canadian federal or provincial income tax law respecting investment trusts and other flow-through entities will not be changed in a manner that adversely affects the Funds and their shareholders.

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Small and Medium Capitalization Issuers.  To the extent consistent with their principal investment strategies, the Funds may invest in small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Securities.   The Funds may invest in foreign securities.  Investments in foreign securities denominated in foreign currencies and/or traded outside of the United States require consideration of certain risks typically not associated with investing in U.S. securities or property.  Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations.  There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States’ companies.  Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable United States’ companies.  In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets.  There also may be less extensive regulation of the securities markets in particular countries than in the United States.

The Funds may also invest in emerging market countries.  Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital.  Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.  For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Money Market Securities.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund’s objectives.  For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s or Moody’s, or determined by the Adviser or Sub-Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities.  Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

U.S. Government Securities.  Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks,  Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies.  Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

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U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts are sold as zero coupon securities.

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U.S. Government Zero Coupon Securities. STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.

There is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Although the issuers of many U.S. Government agency obligations purchased by a Fund, such as Fannie Mae, Freddie Mac and Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. Government agency obligations held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

Commercial Paper.  Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  A Fund may invest in obligations issued by banks and other savings institutions.  Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund.  Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

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Bankers’ Acceptances.  Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

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Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit with penalties for early withdrawal will be considered illiquid.

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Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements.   A Fund may enter into repurchase agreements with financial institutions.  The Funds each follow certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser.  The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement).  Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral.  In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral.  However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s net assets.  The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser or Sub-Adviser, liquidity or other considerations so warrant.

Securities of Other Investment Companies.  Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies and real estate investment trusts, represent interests in professionally managed portfolios that may invest in any type of instrument.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.  Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value.  Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies.  A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:  (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (iii) securities issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act, rule, or SEC staff interpretations thereunder.

Investment Trusts.  The Funds may invest in real estate, royalty, income and other Canadian investment trusts which are investment vehicles in the form of trusts rather than corporations.  To the extent that claims, whether in contract, in tort or as a result of tax or statutory liability, against an investment trust are not satisfied by the trust, investors in the investment trust, including a Fund if it invested in such investment trust, could be held liable for such obligations.  Investment trusts generally seek to make this risk remote in the case of contract by including provisions in their agreements that the obligations of the investment trusts will not be binding on investors personally.  However, investment trusts could still have exposure to damage claims such as personal injury and environmental claims.

Certain jurisdictions have enacted legislation to protect investors in investment trusts from the possibility of such liability. Investors in most Canadian investment trusts have been placed on the same footing as shareholders of Canadian corporations which receive the protection of statutorily mandated limited liability in several provincial jurisdictions. Alberta became the first province to enact limited liability legislation for unitholders of publicly traded investment trusts with the passing into law of the Income Trusts Liability Act, 2004 which came into force on July 1, 2004.  Ontario followed with similar legislation, the Trust Beneficiaries’ Liability Act, 2004, which came into force on December 16, 2004.  Manitoba enacted The Investment Trust Unitholders’ Protection Act which came into force on June 16, 2005. British Columbia enacted the Income Trust Liability Act which came into force on March 30, 2006.  Quebec has offered similar protection to unitholders of investment trusts since 1994. However, the extent to which a Fund remains at risk for the obligations of investment trusts ultimately depends on the local laws of the jurisdictions where the Fund invests in investment trusts.

Certain rules in the Income Tax Act (Canada) (the “Tax Act”) affect the taxation of specified investment flow-through entities (“SIFTs”), such as publicly traded income trusts and limited partnerships (other than certain real estate investment trusts), and investors in those entities.  Income attributable to a SIFT’s “non-portfolio earnings” is taxed in a manner similar to income earned by a corporation, and distributions made by these entities to investors are taxed in a manner similar to dividends from taxable Canadian corporations and are deemed to be “eligible dividends” for the purposes of the enhanced dividend tax credit if paid or allocated to a resident of Canada.  Non-portfolio earnings are, generally, income (other than certain dividends) from, or capital gains realized on, “non-portfolio properties”.  If a Fund, or an underlying fund in which a Fund invests, holds interests in a SIFT trust or SIFT partnership that is subject to this tax, the amount available for distribution to the Fund may be reduced. No assurance may be given that further review of the tax treatment of investment trusts and other flow-through entities will not be undertaken or that Canadian federal or provincial income tax law respecting investment trusts and other flow-through entities will not be changed in a manner that adversely affects the Funds and their shareholders

MLPs.  The Funds may invest in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. MLPs make distributions that are similar to dividends, and these are generally paid out on a quarterly basis.  Some distributions received by a Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs and the MLPs’ distribution policies.  Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  To the extent that an MLP’s interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

REITs.  A REIT is a corporation or trust that pools the capital of many investors to purchase income property and/or mortgage loans.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  By investing in REITs indirectly through a Fund, shareholders of the Fund will bear not only their proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.

In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (“Code”) or its failure to maintain exemption from registration under the 1940 Act.

Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”).  The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.  To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”).  The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, a Fund may maintain with its custodian bank, a segregated account consisting of cash or liquid securities (i) equal to the contracts’ full notional value (in the case of contracts that are not required to “cash settle”) or (ii) in amounts (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act, the rules, and SEC interpretations thereunder.  The segregated account functions as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the put and the price of the futures contract.  Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.  Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the call and the price of the futures contract.  Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option.  Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds’ use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser’s or Sub-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures.  In addition, some strategies reduce the Funds’ exposure to price fluctuations, while others tend to increase its market exposure.

Forward Contracts.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by the Adviser or Sub-Adviser due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Adviser or Sub-Adviser would otherwise desire to the possible detriment of a Fund.  Neither the CFTC nor banking authorities regulate forward currency through banks.  In respect of such trading, a Fund is subject to the risk of bank failure or the inability or refusal by a bank to perform with respect to such contracts.  Market illiquidity or disruption could result in major losses to a Fund. A Fund will place assets in a segregated account to assure that its obligations under forward contracts and options thereon are covered.

Forward Foreign Currency Contracts.   The Funds engage in forward foreign exchange contracts for the purpose of gaining exposure to, or hedging against, changes in the value of equities, interest rates or foreign currencies.  The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position.  These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.  The Funds also may invest in foreign currency futures and in options on currencies.  Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract.  A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency.  Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.  At the maturity of a forward contract, the Fund may either sell a Fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.  The Funds may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when the Sub-Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency.  With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency.  A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars.  A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

Options.  Each Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the applicable Fund’s investment objective, and except as restricted by the applicable Fund’s investment limitations.  See “Investment Limitations.”  A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, each Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options.  If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by a Fund.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

When a Fund trades or writes options, the Fund is required to “cover” its position in order to limit leveraging and related risks.  In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it.  A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.  A Fund may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option.  A put option is also covered if a Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio.  A Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option, or by owning offsetting options as described above.

Each Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets), without limitation, to manage its exposure to exchange rates.  Call options on foreign currency written by a Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.

Each Fund may write covered call options on securities as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value.  When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.  When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.  When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price which may be in excess of the market value of such securities.

Each Fund may purchase and write options, without limitation, on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security.  Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include:  (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to fair value procedures approved by the Trust’s Board of Trustees.  Despite such good faith efforts to determine fair value prices, each Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition.  Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Trust’s Board of Trustees, the Adviser and/or Sub-Adviser determines the liquidity of each Fund’s investments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including  (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).  Each Fund will not invest more than 15% of its net assets in illiquid securities.

Restricted Securities.  Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration.  As consistent with each Fund’s investment objectives, each Fund may invest in Section 4(2) commercial paper.  Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment.  Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.  The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust.  The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Short Sales.  As consistent with each Fund’s investment objectives, each Fund may engage in short sales that are either “uncovered” or “against the box.”  A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Uncovered short sales are transactions under which a Fund sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short position.

Borrowing.  The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends.  Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio.  Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.  The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate.  These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Initial Public Offerings (“IPOs”).  The Sub-Adviser generally attempts to allocate IPOs on a pro rata basis.  However, due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible.  Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time.  As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.  This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs.  By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.  Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.  These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions.  They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.  They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals.  Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Special Note Regarding Market Events.  Events in the financial sector over the past few years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally.  While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected.  These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments.  It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets.  Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ holdings.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Funds that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.  The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The World Growth Fund and Canadian Equity Income Fund may not:

1.           With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.           Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3.           Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

4.           Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.           Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.           Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7.           Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.  With respect to the restriction under number 3 above, the Funds may borrow money from banks as permitted under the 1940 Act.

The Energy Income Fund, Global Growth Fund, Contrarian Advantage Fund and U.S. Growth Fund may not:

1.           Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities, except that under normal market conditions the Energy Income Fund will invest 25% or more of its total assets in companies in energy and energy-related industries.

2.           Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3.           Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.           Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5.           Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

6.           Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.  With respect to the restriction under number 2 above, the Funds may borrow money from banks as permitted under the 1940 Act.

The Gold & Precious Metals Fund may not:

1.           Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities, except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies engaged generally in precious metals activities and in instruments that derive their value from the value of precious metals.

2.           Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3.           Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund  may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.           Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.           Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

6.           Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7.           Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.  With respect to the restriction under number 3 above, the Fund may borrow money from banks as permitted under the 1940 Act.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

No Fund may:

1.           Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of a Fund’s total assets.

2.           Invest in companies for the purpose of exercising control.

3.           Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; (iii) make short sales “against the box”; and (iv) make short sales in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.           Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5.           Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.  The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6.           Enter into futures contracts and options on futures contracts except as permitted by the prospectus and in this SAI.

ADVISER

General.  DundeeWealth US, LP is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940.  The Adviser was established in 2006 and offers investment management services for investment companies.  The Adviser is controlled by 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. (“DundeeWealth”) which is in turn owned by The Bank of Nova Scotia, a Canadian-based bank providing retail, commercial, corporate, investment and international banking services.

Advisory Agreement with the Trust.  The Trust and the Adviser have entered into an Investment Management Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the Investment Adviser for the Funds and continuously reviews, supervises and administers the respective investment programs of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.  The Adviser has selected and monitors the Sub-Adviser who makes investment decisions for the Funds.  After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  At a meeting of the Board of Trustees held on March 24, 2011, the Board of Trustees approved the Advisory Agreement and authorized its submission to shareholders for approval.  The Advisory Agreement was approved by shareholders of each Fund at a special meeting of shareholders on April 8, 2011.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of the Fund, on not less than 60-days’ written notice.  The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser.  For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates of the Funds’ average daily net assets:

Fund	Average Daily Net Assets

Energy Income Fund	0.90%

Global Growth Fund	0.95%

World Growth Fund	0.95%

Canadian Equity Income Fund	0.89%

Contrarian Advantage Fund	0.85%

Gold & Precious Metals Fund	0.95%

U.S. Growth Fund	0.65%

The Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for the Class I Shares and Class II Shares of each of the Funds from exceeding the following annual percentage rates of their average daily net assets until January 31, 2014:

	Average Daily Net Assets

Fund	Institutional	Class I	Class II

Energy Income Fund	0.99%	1.09%	1.24%

Global Growth Fund	1.05%	1.15%	1.30%

World Growth Fund	1.05%	1.15%	1.30%

Canadian Equity Income Fund	0.99%	1.09%	1.24%

Contrarian Advantage Fund	1.05%	1.15%	1.30%

Gold & Precious Metals Fund	1.10%	1.20%	1.35%

U.S. Growth Fund	0.74%	0.84%	0.99%

If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed: 0.99%, 1.09% and 1.24% for the Energy Income Fund Institutional, Class I and Class II Shares, respectively;  1.05%, 1.15% and 1.30% for the Global Growth Fund Institutional,

Class I and Class II Shares, respectively; 1.05%, 1.15% and 1.30% for the World Growth Fund Institutional, Class I and Class II Shares, respectively; 0.99%, 1.09% and 1.24% for the Canadian Equity Income Fund Institutional, Class I and Class II Shares, respectively; 1.05%, 1.15% and 1.30% for the Contrarian Advantage Fund Institutional, Class I and Class II Shares, respectively; 1.10%, 1.20% and 1.35% for the Gold & Precious Metals Fund Institutional, Class I and Class II Shares, respectively; and 0.74%, 0.84% and 0.99% for the U.S. Growth Fund Institutional, Class I and Class II Shares, respectively.

For the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010, the Adviser earned advisory fees as follows:

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010

Energy Income Fund(1)	$285,214	$161,121	$14,882
Canadian Equity Income Fund(2)	$28,110	$8,647	$6,421
Contrarian Advantage Fund(3)	$5,886	$6,185	$5,788
Gold & Precious Metals Fund(4)	$369,075	$456,967	$26,056
U.S. Growth Fund(5)	$378,900	$324,991	$17,349

(1)
Prior to December 1, 2012, the Adviser was entitled to advisory fees at the annual rate of 0.95% of the Energy Income Fund’s average daily net assets and waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 1.15% and 1.40% of the Fund’s Class I Shares and Class II Shares, respectively.

(2)
Prior to December 1, 2012, the Adviser was entitled to advisory fees at the annual rate of 0.95% of the Canadian Equity Income Fund’s average daily net assets and waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 1.25% and 1.50% of the Fund’s Class I Shares and Class II Shares, respectively.

(3)
Prior to December 1, 2012, the Adviser waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 1.15% of the Contrarian Advantage Fund’s Class I Shares.

(4)
Prior to December 1, 2012, the Adviser waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 1.25% and 1.50% of the Gold & Precious Metals Fund’s Class I Shares and Class II Shares, respectively.

(5)
Prior to December 1, 2012, the Adviser was entitled to advisory fees at the annual rate of 0.75% of the U.S. Growth Fund’s average daily net assets and waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 0.95% and 1.20% of the Fund’s Class I Shares and Class II Shares, respectively.

For the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010, the Adviser waived fees and reimbursed expenses as follows:

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010

Energy Income Fund(1)	$128,285	$124,219	$128,725
Canadian Equity Income Fund(2)	$105,638	$104,420	$122,047
Contrarian Advantage Fund(3)	$93,891	$102,217	$121,737
Gold & Precious Metals Fund(4)	$126,398	$147,745	$133,044
U.S. Growth Fund(5)	$141,276	$161,508	$113,588

(1)
Prior to December 1, 2012, the Adviser was entitled to advisory fees at the annual rate of 0.95% of the Energy Income Fund’s average daily net assets and waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 1.15% and 1.40% of the Fund’s Class I Shares and Class II Shares, respectively.

(2)
Prior to December 1, 2012, the Adviser was entitled to advisory fees at the annual rate of 0.95% of the Canadian Equity Income Fund’s average daily net assets and waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 1.25% and 1.50% of the Fund’s Class I Shares and Class II Shares, respectively.

(3)
Prior to December 1, 2012, the Adviser waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 1.15% of the Contrarian Advantage Fund’s Class I Shares.

(4)
Prior to December 1, 2012, the Adviser waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 1.25% and 1.50% of the Gold & Precious Metals Fund’s Class I Shares and Class II Shares, respectively.

(5)
Prior to December 1, 2012, the Adviser was entitled to advisory fees at the annual rate of 0.75% of the U.S. Growth Fund’s average daily net assets and waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 0.95% and 1.20% of the Fund’s Class I Shares and Class II Shares, respectively.

SUB-ADVISER

GCIC US Ltd. (“GCIC US”) serves as Sub-Adviser to the Funds pursuant to a Sub-Advisory Agreement with the Adviser.  The Sub-Adviser is controlled by DundeeWealth.  The Sub-Adviser makes the investment decisions for the Funds and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.  The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services, the Sub-Adviser receives a fee from the Adviser, which is calculated daily based on average daily net assets of each Fund and paid monthly as set forth below:

Fund	Sub-Advisory Fee

Energy Income Fund	0.45% of assets on the first $150 million 0.75% on the balance
Global Growth Fund	0.35% of assets on the first $150 million 0.65% on the balance
World Growth Fund	0.45% of assets on the first $150 million 0.75% on the balance
Canadian Equity Income Fund	0.45% of assets on the first $150 million 0.75% on the balance
Contrarian Advantage Fund	0.35% of assets on the first $150 million 0.65% on the balance
Gold & Precious Metals Fund	0.45% of assets on the first $150 million 0.75% on the balance
U.S. Growth Fund	0.25% of assets on the first $150 million 0.55% on the balance

For the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010, the Sub-Adviser earned fees from the Adviser as follows:

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010

Energy Income Fund	$135,101	$76,320	$7,049
Canadian Equity Income Fund	$13,315	$4,096	$3,041
Contrarian Advantage Fund	$2,424	$2,547	$2,383
Gold & Precious Metals Fund	$174,825	$216,458	$12,343
U.S. Growth Fund	$126,300	$108,330	$5,783

For the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010, the Sub-Adviser waived fees as follows:

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010

Energy Income Fund	$128,285	$124,219	$128,725
Canadian Equity Income Fund	$105,638	$104,420	$122,047
Contrarian Advantage Fund	$93,891	$102,217	$121,737
Gold & Precious Metals Fund	$126,398	$147,745	$133,044
U.S. Growth Fund	$141,276	$161,508	$113,588

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following information is as of September 30, 2012, except otherwise noted below, assets under management reported in U.S. dollars:

Energy Income Fund
	Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets Managed with Performance- Based Advisory Fees (in millions)

Oscar Belaiche	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	15	$12,621.10	6	$1,391.40
	Other Accounts	1	$26.4	0	$0
Jennifer Stevenson	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	5	$898.6	3	$610.9
	Other Accounts	0	$0	0	$0

Global Growth Fund
	Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets Managed with Performance- Based Advisory Fees (in millions)

Noah Blackstein	Registered Investment Companies	1	$142.9	0	$0
	Other Pooled Investment Vehicles	14	$2,442.8	6	$1,527.8
	Other Accounts	1	$69.2	1	$69.2

World Growth Fund
	Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets Managed with Performance- Based Advisory Fees (in millions)

Alexander Lane	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	10	$1,055.1	2	$37.5
	Other Accounts	0	$0	0	$0

Canadian Equity Income Fund
	Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets Managed with Performance- Based Advisory Fees (in millions)

Oscar Belaiche	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	15	$12,621.10	6	$1,391.40
	Other Accounts	1	$26.4	0	$0
Jason Gibbs	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	6	$6,121.0	1	$388.7
	Other Accounts	0	$0	0	$0
Jennifer Stevenson	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	5	$898.6	3	$610.9
	Other Accounts	0	$0	0	$0

Contrarian Advantage Fund
	Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets Managed with Performance- Based Advisory Fees (in millions)

David L. Fingold	Registered Investment Companies	1	$0.9	0	$0
	Other Pooled Investment Vehicles	17	$3,775.7	1	$95.2
	Other Accounts	7	$28.7	0	$0
Don Simpson*	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	4	$1,546	0	$0
	Other Accounts	0	$0	0	$0
*Information provided is as of December 31, 2012.

Gold & Precious Metals Fund
	Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets Managed with Performance- Based Advisory Fees (in millions)

Robert Cohen	Registered Investment Companies	1	$78.6	0	$0
	Other Pooled Investment Vehicles	6	$1,368.3	1	$5.9
	Other Accounts	3	$30.8	0	$0

U.S. Growth Fund
	Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets Managed with Performance- Based Advisory Fees (in millions)

Noah Blackstein	Registered Investment Companies	1	$142.9	0	$0
	Other Pooled Investment Vehicles	14	$2,442.8	6	$1,527.8
	Other Accounts	1	$69.17	1	$69.17

Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Fund

The portfolio managers did not beneficially own any securities of the Funds as of September 30, 2012 or as of December 31, 2012 in the case of Mr. Simpson.

The Sub-Adviser compensates the portfolio managers for their management of the Funds.  The portfolio managers’ compensation consists of a salary and a discretionary bonus.  The bonus is based on profitability of the firm and individual performance.  Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment team.

Conflicts of Interest.  As is typical for many money managers, potential conflicts of interest may arise related to portfolio manager’s management of accounts including the Funds relating to:  where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances.  In all cases, however, the Sub-Adviser believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.  The Sub-Adviser’s Form ADV, Part 2 also contains a description of some of its policies and procedures in this regard.

SHAREHOLDER SERVICING

The Funds have adopted Shareholder Services Plans (the “Shareholder Services Plans”).  Under the Shareholder Services Plans, the service providers may be entitled to receive aggregate fees for shareholder services not exceeding (i) ten basis points (0.10%) of each Fund’s average daily net assets attributable to Class I Shares and (ii) twenty-five basis points (0.25%) of each Fund’s average daily net assets attributable to Class II Shares in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by service providers; (iv) responding to inquiries from shareholders concerning their investment in the Trust; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Trust; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders.  Institutional Shares do not charge a shareholder servicing fee.  Class I Shares did not charge a shareholder servicing fee during the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010.  As of the date of this SAI, the Funds had not offered Class II Shares and, therefore, no fees were paid under the Class II Shareholder Services Plan.

ADMINISTRATOR

General.  BNY Mellon Investment Servicing (US) Inc. (the “Administrator”), a Massachusetts corporation has its principal business offices at 301 Bellevue Parkway, Wilmington, DE 19809.

Administration and Accounting Services Agreement with the Trust.  The Trust and the Administrator have entered into an Administration Agreement (the “Administration Agreement”).  Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.  The Administrator also serves as the shareholder servicing agent for the Funds under a Shareholder Servicing Agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.  The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 30 days’ prior written notice to the other party.

Administration Fees Paid to the Administrator.  The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.  For these administrative services, the Administrator is entitled to a fee with respect to each fund of the Trust.  The following fee schedule remained in effect through the year ended December 31, 2009: 0.0725% of each fund’s first $250 million of average net assets; 0.0525% of each fund’s next $250 million of average net assets; and 0.03% of each fund’s average net assets in excess of $500 million.  This fee was subject to a minimum monthly fee of $7,083 for each fund.

Effective January 1, 2010, the following fee schedule was implemented, pursuant to which fees are calculated based upon the aggregate average net assets of the fund complex and paid monthly: 0.10% of the fund complex’s first $250 million of aggregate average net assets;  0.08% of the fund complex’s next $250 million of aggregate average net assets; 0.07% of the fund complex’s next $500 million of aggregate average net assets; and 0.05% of the fund complex’s aggregate average net assets in excess of $1 billion.  This fee is subject to a minimum monthly fee of $4,167 for each fund. The Trust also pays additional fees to the Administrator for compliance and related functions.  For the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010, the Administrator received fees in the amount of $258,807, $315,875 and $220,911, respectively for services to the Funds.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”), and the Trust are parties to a Distribution Agreement dated January 4, 2010 (“Distribution Agreement”).  The principal business address of Foreside Fund Services, LLC is Three Canal Plaza, Portland, ME  04101.  Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the offering of the Funds’ shares commencing January 28, 2010.  The Distributor continually distributes shares on a best efforts basis, and has no obligation to sell any specific quantity of shares.  Foreside, its affiliates, and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.

The Distribution Agreement was initially approved at the November 10, 2009 Board of Trustees Meeting for a term of two years.  After its initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  If not terminated, this Agreement shall continue automatically in effect as to each Fund for successive one year periods, provided such continuance is specifically approved at least annually as referenced above.  The continuance of the Distribution Agreement was last approved at the November 14, 2012 Board of Trustees meeting for a one-year term.  The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty upon not more than 60 days’ written notice by either a Fund, through a vote of the majority of the Independent Trustees of the Trust or by a majority of the outstanding shares of that Fund or by the Distributor.  The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties thereunder.

Foreside receives no compensation for its distribution services from the Trust.  Shares are sold with no sales commission; accordingly, Foreside receives no sales commissions.  The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services for the Funds.  Certain employees of the Adviser may serve as registered representatives of the Distributor to facilitate the distribution of the Funds’ shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Funds (see “Payments to Financial Institutions”).  With respect to certain Financial Institutions and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements (see also, “Payments to Financial Institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

PAYMENTS TO FINANCIAL INSTITUTIONS

Subject to applicable laws and regulations, the Adviser and the Sub-Adviser and/or their affiliates may pay, out of their own assets, compensation to authorized dealers, service organizations and financial intermediaries (“Intermediaries”) in connection with the sale and/or servicing of shares of the Funds.  These payments (“Additional Payments”) would be in addition to the payments by the Funds described in the Funds’ prospectus and this SAI for shareholder servicing and processing.  These additional payments may take the form of “due diligence” payments for an institution’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances.  In addition, the Adviser and the Sub-Adviser and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds.  The Additional Payments made by the Adviser and the Sub-Adviser and/or their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for each Intermediary.  Furthermore, the Adviser and the Sub-Adviser and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions.  The Adviser and the Sub-Adviser and/or their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority regulations.  The Additional Payments may include amounts that are sometimes referred to as “revenue sharing” payments.  The Funds may reimburse the Adviser for Additional Payments.

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent.  The principal business address of the transfer agent is 760 Moore Road, Valley Forge, PA 19406.

CUSTODIAN

The Bank of New York Mellon (“BNYM”) serves as custodian of the Funds.  BNYM holds cash, securities and other assets of the Funds as required by the 1940 Act.  The principal business address of BNYM is 100 Church Street, New York, New York 10286.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG, LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Trust commencing with the Funds’ fiscal year ended September 30, 2011.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities.  The management and affairs of the Trust and the Funds are supervised by the Trustees.  The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, year of birth, position with the Trust, length of term of office, and their principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust.  Unless otherwise noted, the business address of each Trustee is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.  On or about February 28, 2013, the business address of each Trustee will be c/o DundeeWealth US, LP, 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312.

TRUSTEES:
Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee

Interested Trustee

John Pereira* Year of Birth: 1968	Trustee	Since September 2011	DundeeWealth Inc., Executive Vice President and Chief Financial Officer	11	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	11	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	VAL Health, LLC, Chairman (a healthcare industry consulting firm)	11	Advaxis, Inc.

	Lead Independent Trustee	Since March 2011	Millennium Oncology Management, Inc., Vice President Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Brown Advisory, Partner Crosswind Investments, LLC, Partner and Chief Executive Officer (2009-2012) Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)	11	None

* Mr. Pereira is an “interested person” under the 1940 Act because he is employed as Executive Vice President and Chief Financial Officer of DundeeWealth Inc., the parent company of the Adviser.

The Board believes that each of the Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the Sub-Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience as a board member of the Trust, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

John Pereira.  Mr. Pereira has been a Trustee since September 2011.  He has 21 years of business experience.

Gary Shugrue.  Mr. Shugrue has been a Trustee since 2006.  He has 35 years of experience in the investment business.

Dr. James Patton.  Dr. Patton has been a Trustee since 2006.  He has 23 years of business experience.

Malcolm MacColl.  Mr. MacColl has been a Trustee since 2008.  He has 18 years of experience in the investment management field.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities.  Overall responsibility for oversight of the Trust rests with the Board.  The Trust has engaged the Adviser to manage the Fund(s) on a day-to-day basis.  The Board is responsible for overseeing the Adviser, the Sub-Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Agreement and Declaration of Trust and By-Laws.  The Board is currently composed of four members, three of whom are Independent Trustees.  The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility.  The Independent Trustees meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting.  As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Dr. James Patton as the Lead Independent Trustee.  The Lead Independent Trustee performs a number of functions, including presiding over meetings of the Independent Trustees. The Lead Independent Trustee helps determine, in consultation with the other Trustees, the scope of information that will be provided to the Board in connection with Board meetings in order for the Independent Trustees to perform their duties effectively and responsibly.  The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Adviser, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time.  Except for any duties specified herein or pursuant to the Trust’s Agreement and Declaration of Trust or By-laws, the designation of Lead Independent Trustee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Trust and its portfolios are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Trust and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the Sub-Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs.  The Adviser, the Sub-Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of the Adviser, the Sub-Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”) and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  The Board also receives reports from certain of the Trust’s other primary service providers on a periodic or regular basis, including the Sub-Adviser and the Trust’s custodian, distributor and administrator.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Standing Committees.  The Board has established the following standing committees:

●
Audit Committee.  The Board has a standing Audit Committee which is composed of each of the independent Trustees of the Trust.  The Audit Committee operates under a written charter approved by the Board.  The principal responsibilities of the Audit Committee include:  recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters.  Mr. Shugrue, Dr. Patton, and Mr. MacColl currently serve as members of the Audit Committee.  The Audit Committee met three times during the fiscal year ended September 30, 2012.

●
Nominating Committee.   The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust.  The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any.  The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.  Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Nominating Committee.  The Nominating Committee did not meet during the fiscal year ended September 30, 2012.

Board Considerations in Approving the Advisory and Sub-Advisory Agreements. As discussed in the section of this SAI entitled “Adviser,” the continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The continuance of the Sub-Advisory Agreement, after an initial two year term must be approved at least annually by the vote of the Trustees and by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  Each year after the initial two-year terms, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory and Sub-Advisory Agreements.  At a meeting of the Board of Trustees held on March 24, 2011, the Board of Trustees approved the Advisory and Sub-Advisory Agreements.  In preparation for this meeting, the Board requested and reviewed a wide variety of information from the Adviser and Sub-Adviser.  The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other Fund service providers submitted to the Board, to help them decide whether to approve the Advisory and Sub-Advisory Agreements.

On June 5, 2012, the Board of Trustees approved a new Advisory Agreement on behalf of the Energy Income Fund, Global Growth Fund, Canadian Equity Income Fund, and U.S. Growth Fund and a new Sub-Advisory Agreement on behalf of the Funds.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board’s approval of the Advisory and Sub-Advisory Agreements on March 24, 2011 is available in the Funds’ semi-annual report to shareholders for the six-months ended March 31, 2011.  Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board’s approval of the new Advisory Agreement and Sub-Advisory Agreement on June 5, 2012 is available in the Funds’ annual report to shareholders for the year ended September 30, 2012.  Each report to shareholders may be obtained by calling 1-888-572-0968 or visiting the Funds’ website at www.dundeewealthus.com.

Fund Shares Owned by Board Members. The following table shows each Trustee’s ownership of shares of each Fund and of all Trust funds served by the Trustee as of December 31, 2012:

Fund	Trustee	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Trust Shares Owned By Trustee
Energy Income Fund	John Pereira	$0	$0
	Dr. James Patton	$0	$0
	Gary Shugrue	$0	$0
	Malcolm MacColl	$0	$0

Global Growth Fund	John Pereira	$0	$0
	Dr. James Patton	$0	$0
	Gary Shugrue	$0	$0
	Malcolm MacColl	$0	$0

World Growth Fund	John Pereira	$0	$0
	Dr. James Patton	$0	$0
	Gary Shugrue	$0	$0
	Malcolm MacColl	$0	$0

Canadian Equity Income Fund	John Pereira	$0	$0
	Dr. James Patton	$0	$0
	Gary Shugrue	$0	$0
	Malcolm MacColl	$0	$0

Contrarian Advantage Fund	John Pereira	$0	$0
	Dr. James Patton	$0	$0
	Gary Shugrue	$0	$0
	Malcolm MacColl	$0	$0

Gold & Precious Metals Fund	John Pereira	$0	$0
	Dr. James Patton	$0	$0
	Gary Shugrue	$0	$0
	Malcolm MacColl	$0	$0

U.S. Growth Fund	John Pereira	$0	$0
	Dr. James Patton	$0	$0
	Gary Shugrue	$0	$0
	Malcolm MacColl	$0	$0

Board Compensation.  The Independent Trustees receive an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per audit committee meeting and $500 for each telephonic meeting they attend.  For the fiscal year ended September 30, 2012, the Independent Trustees received the following fees:

Trustee	Aggregate Compensation From the Funds*	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex Paid to Trustee
Dr. James Patton	$12,801	None	None	$36,000
Gary Shugrue	$10,673	None	None	$30,000
Malcolm MacColl	$9,278	None	None	$25,500

*Aggregate compensation from the Funds includes amounts paid by the Dynamic Discovery Fund which liquidated on January 31, 2013.

For the fiscal year ended September 30, 2012, the Independent Trustees received fees from each of the Funds in the following amounts:

Trustee	Dynamic Energy Income Fund	Dynamic Global Growth Fund	Dynamic World Growth Fund	Dynamic Canadian Equity Income Fund	Dynamic Contrarian Advantage Fund	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund
Dr. James Patton	$3,104	$0	$0	$279	$71	$4,146	$5,110
Gary Shugrue	$2,589	$0	$0	$232	$60	$3,458	$4,258
Malcolm MacColl	$2,275	$0	$0	$172	$51	$3,042	$3,672

*For the fiscal year ended September 30, 2012, Messrs. Patton, Shugrue and MacColl received $91, $76 and $66, respectively, from the Dynamic Discovery Fund which was liquidated on January 31, 2013.

Trust Officers.  The officers of the Trust, their respective year of birth, and their principal occupations for the last five years are set forth below.  Unless otherwise noted, the business address of each officer is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.  On or about February 28, 2013, the business address of each officer will be c/o DundeeWealth US, LP, 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312.

Except for the Chief Compliance Officer (the “CCO”) of the Trust, the Trust does not pay any fees to its officers for their services.  Through April 9, 2012, Martin Dziura of Cipperman Compliance Services served as CCO of the Trust. Mr. Dziura did not receive compensation for this position.  However, Cipperman Compliance Services was compensated for the compliance services it provided to the Trust.  For the fiscal year ended September 30, 2012, CCO fees were allocated to each of the Funds in the following amounts:

Dynamic Energy Income Fund	$6,434
Dynamic Global Growth Fund	$0
Dynamic World Growth Fund	$0
Dynamic Canadian Equity Income Fund	$597
Dynamic Contrarian Advantage Fund	$147
Dynamic Gold & Precious Metals Fund	$8,275
Dynamic U.S. Growth Fund	$10,742

OFFICERS:
Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Amy Duling Year of Birth: 1967	President	Since September 2011
DundeeWealth US, LP, Managing Partner (2006-2011), Senior Vice President (since 2011) and Chief Compliance Officer (since 2010)

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary Chief Compliance Officer	Since November 2010 Since April 2012
DundeeWealth US, LP, Director of Regulatory Administration (since 2010)

BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP; Director of Finance and Administration (since 2006) Constellation Investment Management Company; Chief Financial Officer (2004-2006)

As of January 3, 2013, the officers and Trustees owned, in aggregate, less than 1% of each Fund.

PRINCIPAL SHAREHOLDERS

As of January 3, 2013, the following persons or organizations held beneficially or of record 5% or more of the shares of the Funds.  Persons or organizations owning 25% or more of the voting securities of a fund are deemed “control persons.”

Dynamic Energy Income Fund – Class I:

Name	Address	Percentage of Ownership

Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104	80.79%

National Financial Services LLC	One World Financial Center 200 Liberty Street New York, NY 10281	9.74%

TD Ameritrade Inc.	P.O. Box 2226 Omaha, NE 68103	5.95%

Dynamic Canadian Equity Income Fund – Class I:

Name	Address	Percentage of Ownership
National Financial Services LLC	One World Financial Center 200 Liberty Street New York, NY 10281	41.67%

Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104	28.31%

DundeeWealth US, LP	1160 W. Swedesford Road Suite 140 Berwyn, PA 19312	14.30%

TD Ameritrade Inc.	PO Box 2226 Omaha, NE 68103	12.79%

Dynamic Contrarian Advantage Fund – Class I:

Name	Address	Percentage of Ownership
DundeeWealth US, LP	1160 W. Swedesford Road Suite 140 Berwyn, PA 19312	99.96%

Dynamic Gold & Precious Metals Fund – Class I:

Name	Address	Percentage of Ownership
Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104	56.82%

National Financial Services LLC	One World Financial Center 200 Liberty Street New York, NY 10281	28.26%

TD Ameritrade Inc.	PO Box 2226 Omaha, NE 68103	10.77%

Dynamic U.S. Growth Fund – Class I:

Name	Address	Percentage of Ownership
National Financial Services LLC	One World Financial Center 200 Liberty Street New York, NY 10281	54.74%

Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104	30.57%

TD Ameritrade Inc.	PO Box 2226 Omaha, NE 68103	8.62%

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (“NYSE”) is open for business.  Shares of the Funds are offered and redeemed on a continuous basis.  Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash.  The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash.  Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.  A Shareholder will at all times be entitled to aggregate cash redemptions from the Funds up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90 day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Fund’s securities is not reasonably practical, or for such other periods as the SEC has by order permitted.  The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds may participate in fund “supermarket” arrangements.  In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket.  In connection with these supermarket arrangements, each Fund has authorized one or more brokers or other organizations to accept on its behalf purchase and redemption orders.  In turn, the brokers or other organizations are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker, other organization or, if applicable, its authorized designee, accepts the order.  The customer order will be priced at the applicable Fund’s net asset value next computed after acceptance by an authorized broker or other organization or either’s authorized designee.  In addition, a broker or other organization may charge transaction fees on the purchase and/or sale of Fund shares.

DETERMINATION OF NET ASSET VALUE

General Policy.  The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities.  In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.  In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities.  Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.  For a security that trades on multiple exchanges, the primary exchange will generally be considered to be on the exchange on which the security is normally most actively traded.  For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.  If such prices are not available or determined to not represent the fair value of the security as of a Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Money Market Securities and other Debt Securities.  If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.  Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.  If such prices are not available or determined to not represent the fair value of the security as of a Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Foreign Securities.  Equity securities, which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges.  Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the New York Stock Exchange as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market.

When the New York Stock Exchange is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service.  Forward currency exchange contracts will be valued using interpolated forward exchange rates.  Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange.   As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Fair value prices for foreign equity securities may be provided by an independent fair value service in accordance with the fair value methods approved by the Board of Trustees.  Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets.  Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV.  If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Federal - General Information.  Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders.  To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of each Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements.  If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.  If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Dynamic Gold & Precious Metals Fund may invest some of its assets directly in precious metals, which do not qualify for the 50% asset test, and income from which will not qualify for the 90% income test discussed above.  Accordingly, no more than 50% of the Fund’s assets will normally be invested directly in precious metals, and sales by the Fund of these types of assets will generally be conducted at the end of any taxable year and will be limited by the Fund so as to attempt to ensure that the gross income and gain on those sales, plus any other nonqualifying income of the Fund, constitutes no more than 10% of the Fund’s gross income for the taxable year.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, a Fund is permitted to carry forward net long-term and short-term capital losses realized in a taxable year to offset its own capital gains, if any, in years following the year of the loss.  As of September 30, 2012, the following Funds had capital loss carryforwards for federal income tax purposes which may be carried forward indefinitely with the retained tax character as set forth in the table below:

Fund	Short-Term	Long-Term
Canadian Equity Income Fund	$11,213	$10,014
Contrarian Advantage Fund	$9,506	$1,422
Gold & Precious Metals Fund	$18,148	None
U.S. Growth Fund	$736,913	None

Taxation of Certain Financial Instruments.  The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes.  Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FUND TRANSACTIONS

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.  Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities.  Generally, the Funds will not pay brokerage commissions for such purchases.  When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down.  When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts it manages, including the Funds, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund.  Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.  The Sub-Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

Brokerage Selection.  The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser.  The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), permits the Sub-Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer.  In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.  Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Funds’ Sub-Adviser under the Sub-Advisory Agreement.  Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser each believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Brokerage with Fund Affiliates.  Each Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser, or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC.  These rules require that commissions paid to the affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010, the Funds paid the following brokerage commissions to Dundee Securities Corporation, Dundee Capital Markets and Scotia Capital Inc., affiliated brokers in light of their being under common control with the Adviser and Sub-Adviser.  Affiliated brokers CPA Securities and Howard Weil were not paid any brokerage commissions during the fiscal year ended September 30, 2012.

Fiscal Year Ended September 30, 2012:

Dundee Capital Markets

Fund	Aggregate Commissions Paid	Percentage of Fund’s Aggregate Commissions
Dynamic Energy Income Fund	$64	0.08%
Dynamic Canadian Equity Income Fund	$13	0.14%
Dynamic Contrarian Advantage Fund	$4	0.59%
Dynamic Gold & Precious Metals Fund	$18,685	12.29%

Scotia Capital Inc.

Fund	Aggregate Commissions Paid	Percentage of Fund’s Aggregate Commissions
Dynamic Energy Income Fund	$9,538	11.72%
Dynamic Canadian Equity Income Fund	$502	5.51%
Dynamic Gold & Precious Metals Fund	$8,672	5.70%

Fiscal Year Ended September 30, 2011:

Dundee Capital Markets

Fund	Aggregate Commissions Paid	Percentage of Fund’s Aggregate Commissions
Dynamic Canadian Equity Income Fund	$49	2.12%
Dynamic Contrarian Advantage Fund	$59	2.32%
Dynamic Gold & Precious Metals Fund	$49,127	24.34%
Dynamic Canadian Value Fund	$1,593	41.01%

Scotia Capital Inc.

Fund	Aggregate Commissions Paid	Percentage of Fund’s Aggregate Commissions
Dynamic Energy Income Fund	$9,056	8.98%
Dynamic Canadian Equity Income Fund	$141	6.10%
Dynamic Contrarian Advantage Fund	$20	0.79%
Dynamic Gold & Precious Metals Fund	$13,518	6.70%
Dynamic Canadian Value Fund	$252	6.49%

Fiscal Year Ended September 30, 2010:

Dundee Securities Corporation

Fund	Aggregate Commissions Paid	Percentage of Fund’s Aggregate Commissions
Dynamic Energy Income Fund	$633	12.99%
Dynamic Canadian Equity Income Fund	$2	0.07%
Dynamic Contrarian Advantage Fund	$57	3.70%
Dynamic Gold & Precious Metals Fund	$8,654	22.56%

For the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010, the Funds paid aggregate brokerage commissions as follows:

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010
Dynamic Energy Income Fund	$81,351	$100,813	$4,871
Dynamic Global Growth Fund	$0	$0	$0
Dynamic World Growth Fund	$0	$0	$0
Dynamic Canadian Equity Income Fund	$9,103	$2,310	$2,531
Dynamic Contrarian Advantage Fund	$679	$2,540	$1,539
Dynamic Gold & Precious Metals Fund	$152,033	$201,858	$38,357
Dynamic U.S. Growth Fund	$186,410	$186,922	$10,921

Securities of “Regular Broker-Dealers.”  Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year.  For the fiscal period ended September 30, 2012, the Funds held no securities of their regular broker-dealers.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties.  These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Funds, their investment adviser, or their principal underwriter, on the other.  Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.  The Authorized Person(s) reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each December 31, March 31, June 30, and September 30).  The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q.  Semi-Annual and Annual Reports are distributed to Fund shareholders.  Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

These reports are also available, free of charge, on the Funds’ website at www.dundeewealthus.com.

The website provides information about the Funds’ complete portfolio holdings, updated as of the most recent calendar month.  This information is provided no sooner than 10 days and generally within 60 days following the end of each calendar month.  The information on the Funds’ website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor’s and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds.  Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolios along with related performance attribution statistics.  The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.  The Funds’ policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to such third parties with different lag times provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information including the Funds, Adviser and its affiliates or recipient of the Funds’ portfolio holdings information.

In addition, the following parties may receive portfolio holdings information, as necessary, in connection with their services to the Funds:  BNYM, the Funds’ Custodian; BNY Mellon Investment Servicing (US) Inc., the Funds’ Administrator and Transfer Agent; KPMG LLP, the Funds’ independent registered public accounting firm; Drinker Biddle & Reath LLP, counsel to the Funds; Cipperman & Company, counsel to the independent Trustees; Radius Financial Compliance Group, one of the Funds’ financial printers; Broadridge, a proxy voting service provider; and Interactive Data Corporation, Investment Technology Group and Bloomberg, the Funds’ pricing agents.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share.  Shares are entitled upon liquidation to a pro rata share in the net assets of the fund.  Shareholders have no preemptive rights.  All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.  The Funds’ shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust.  The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

DISTRIBUTION RIGHTS

The Trustees may from time to time declare and pay distributions with respect to any Series or Class.  The amount of such distributions and the payment of them and whether they are in cash or any other Trust property shall be wholly in the discretion of the Trustees.  All distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class they held on the record date established for such payment.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.  The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.  The Declaration of Trust does not attempt to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Sub-Adviser.  The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix B to this SAI.  The Board of Trustees will periodically review each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX.  Information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the 12-month period ending June 30, 2012, which was filed with the SEC on Form N-PX, is available without charge, upon request, by calling 1-888-572-0968, by writing to the Funds at DundeeWealth Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9679, Providence, RI  02940-9679 or by visiting the Funds’ website at www.dundeewealthus.com.  The Trust’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Adviser and Sub-Adviser have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics (the “Codes”) apply to the personal investing activities of trustees, officers and certain employees (“access persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under the Adviser’s Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments.  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended September 30, 2012, included in the Annual Report to shareholders, and the report dated November 28, 2012 of KPMG LLP, the independent registered public accounting firm for the Funds, related thereto, are incorporated herein by reference.  No other parts of the Annual Report are incorporated herein by reference.

APPENDIX A –RATINGS

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and

“(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

GCIC US LTD.

PROXY VOTING GUIDELINES

GCIC US Ltd. (“GCIC US”), in its capacity as an investment advisor, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the “Funds”).

GCIC US is a subsidiary of the Bank of Nova Scotia (“BNS”). BNS is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries including GCIC US.

The purpose of this document is to outline the general guidelines used by GCIC US for voting proxies received from companies held in Funds managed by GCIC US.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, GCIC US, in its capacity as investment advisor, acting on each Fund’s behalf, has the right and obligation to vote proxies relating to the issuers of each Fund’s portfolio securities. In certain circumstances, GCIC US may delegate this function to the Fund’s portfolio advisor or sub-advisor as part of such advisor’s discretionary authority to manage the Fund’s assets. In all cases, GCIC US, or the portfolio advisor or the sub-advisor, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of GCIC US fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders.  While the GCIC US proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that GCIC US will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc.  The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

GCIC US fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If GCIC US, on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund’s investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals.  On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

GCIC US will not vote proxies received for issuers of securities that are no longer held in a Fund. GCIC US, on behalf of a Fund, will not vote any of the securities a Fund holds in any of its affiliates or associates. However, GCIC US, in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where GCIC US provides sub advisory investment management services to a registered investment company, GCIC US will work with the fund’s manager to identify the proxy reports the Fund’s board requires, as well as the frequency of those reports.  GCIC US will also work with the fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

As noted above, GCIC US is a subsidiary of BNS.  Some of the Funds may hold common shares of BNS or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of GCIC US or its employees in connection with the exercise of voting rights of the Funds attached to the BNS shares. There is also the potential for a conflict of interest in connection with the exercise of the Funds’ voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of BNS shares.  To the extent that a portfolio manager has any conflict of interest with respect to a company or a matter presented in a proxy proposal, that portfolio manager is required to report to the Legal and Compliance department any such conflicts of interest.  In addition, any new conflict of interest situations must also be referred to the Legal & Compliance department.

In order to balance the interests of the Funds in exercising proxies with the desire to avoid the perception of a conflict of interest, GCIC US has instituted procedures to help ensure that a Fund’s proxy is voted:

●	in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

●	free from any influence by BNS and without taking into account any consideration relevant to BNS or any of its associates or affiliates.

GCIC US will maintain records relating to a Fund’s proxy voting activity.  These will include a record of all proxies received; a record of votes cast; a copy of the reasons for voting against management; a copy of reasons for a portfolio manager voting differently from another portfolio manager; and a copy of any documents prepared by GCIC US that were material to making a decision on how to vote, or that memorialized the basis for a decision.

It is the responsibility of the Director, Head Compliance and Investment Counsel to amend this document when necessary to reflect changes at GCIC US and changes in applicable laws and regulatory requirements.  At a minimum, the document will be reviewed on an annual basis to determine any necessary amendments.

Inquiries should be directed to the Legal and Compliance Department, 29th Floor, 1 Adelaide Street East, Toronto, Ontario, M5C 2V9.